SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549

                            FORM 8-K

                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2002.

                Media and Entertainment.com, Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                             Nevada
         (State or Other Jurisdiction of Incorporation)

              0-32231                     52-2236253
      (Commission File Number)  (IRS Employer Identification No.)

500 North Rainbow Blvd., Suite 300, Las Vegas, Nevada     89107
(Address of Principal Executive Offices)                (Zip Code)

                         (702) 221-1935
      (Registrant's Telephone Number, Including Area Code)

                         Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)









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Item 5. Other Events.

     On February 28, 2002, the Registrant and Matthew Moghadasian ("Moghadasian") entered into a Redemption Agreement (the "Agreement"), pursuant to which the Registrant and Moghadasian mutually agreed to terminate and rescind the acquisition of the assets of Matthews Affiliated Productions, Inc. ("MAP") as of December 31, 2001. Pursuant to the Agreement, Moghadasian returned the 100,000 shares of the Registrant's common stock he received in connection with the acquisition, and the Registrant returned the assets of MAP to Moghadasian.

     The acquisition was originally reported by the Registrant in its Current Report on Form 8-K, filed with the Commission on October 1, 2001. MAP did not conduct any operations since the acquisition was completed.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

     Exhibit 10.1 Redemption Agreement between the Registrant and Matthew Moghadasian, dated February 28, 2002.
















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                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            MEDIA AND ENTERTAINMENT.COM, INC.
                            (Registrant)


Date: March 6, 2002             By:/s/ Roger Paglia
                                  -----------------
                                  Roger Paglia
                                  Chief Executive Officer





















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